                         TRAINER WORTHAM - Outlook 2000

Dear Fellow and Future Shareholders:

The Y2K scare came and went. Governments and corporations around the world spent millions and millions to fix the computer glitch. The outcome resulted in few computer failures and the world moves on. The first week of the year saw some profit taking in the technology stocks and lots of heavy trading volume. So, the question is where do we go from here?

The year 1999 was a tremendous year for the financial markets. Despite interest rate fears and Y2K nerves the market climbed to new records. The NASDAQ was up a record 85% in 1999. Coming into 2000, market valuations and specifically technology and Internet valuations are higher than ever. Our view is that many of these new technology businesses will succeed, but there will be companies that do not grow to produce profits in the future to justify their current valuations. We believe that spells volatility for the markets in 2000. Despite expected swings in technology stocks, we believe the technology sector, which is now 33% of GDP, simply cannot be ignored. We have to be invested in this sector to capture the industry's growth. Our goal is to invest in industry leaders, whose valuations are justified by strong business models and future growth.

We will continue to invest in technology, but we also intend to invest in industries benefiting from the growth of technology and the Internet, but who do not have technology valuations. One area that we feel strongly about is media and broadcasting. Our confidence in this sector stems from the convergence of old and new media and the positive advertising trends we see for the year.

The convergence of old and new media is best exemplified by the AOL (8.51% of the Fund's net assets) and Time Warner (0%) announcement. The 'Old World' of media is gone and the new combined company will be the third biggest company in the world. This deal follows the 1999 CBS (0%) and Viacom (0%) merger and their ventures into the Internet. NBC (0%) was not left on the sidelines from the new media fever. They took their 60% ownership in Snap (with CNET (4.62%) owning the rest), and merged it with Xoom to co-launch NBCi (0%) last fall. In addition, CNET announced a radio deal with Clear Channel (4.92%) just last week.

The fuel behind the convergence of media is the growing cross-promotion through TV, radio, film, cable, and the Internet. The same content, branding and advertising can be disseminated through all of these forms of media. As a result, advertising can be more effective, which has led to increased spending.

The media convergence and the large sums of "dot Com" advertising dollars imply a strong year ahead for advertising spending, but there are also other driving factors. Since 1970, advertising revenue is up on average 6-8% a year. 1976 saw the Bicentennial, the Olympics, and a Presidential election. These events dramatically impacted advertising spending, and triggered a 31% growth that year. No year since has had comparable parameters until now. The year 2000 is the year of the Millennium, the Olympics, and a Presidential election. We believe that advertising spending this year should far exceed expectations.

These trends will benefit the old and new media companies. We will continue to invest a small part of the portfolios in hyper-growth Internet and the new media companies. But, we are also focusing our efforts in low enterprise value multiple companies. Many of the traditional or old media companies have low valuations on an enterprise value basis regardless of their entry into new media. With CBS or Infinity (4.72%) or Clear Channel, an investor gets exposure to the incredible growth of media through old medians and through the Internet, but without Internet valuations.

The world is going through an incredible cycle of change created by the Internet and technology. We intend to benefit from the growth of new industries, but also to manage our risk and volatility by focusing on traditional business models that are indirectly benefiting from the changing corporate world. We look forward to the year ahead and will continue to focus our research on company fundamentals and in growth industries.

Sincerely,

/s/ DAVID P. COMO
David P. Como, President

This material is to be preceded or accompanied by a prospectus. Shares of the Trainer Wortham Funds are distributed by Provident Distributors, Inc. which is not affiliated with the First Republic Bank and is not a bank. Trainer Wortham & Co., Inc. is the investment advisor to the Funds, for which it receives a fee.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST REPUBLIC BANK, ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TRAINER WORTHAM LARGE-CAP GROWTH FUND

THE PORTFOLIO

The Fund commenced operations on December 8, 1999. By the end of the year, the net assets in the Fund amounted to $271,257 with 82 shareholders. The top ten positions in order were: CMGI (5.10% of the Fund's net assets), BroadCom (5.02%), Doubleclick (4.66%), Solectron (4.38%), General Electric (4.28%), Liberty Media (4.18%), EMC Corp. (4.03%), IBM (3.98%), Qwest Communications (3.96%), and Cisco Systems (3.95%). The sector weightings were as follows:
Technology 43.8%, Consumer Staples 16.1%, Communication Services 11.2%, Healthcare 10.0%, Financials 9.9%, and Capital Goods 8.7%. The Fund outperformed the S&P 500 Index from inception, December 8, 1999, through year-end: Large-Cap Growth Fund rose 10.93% compared to S&P 500 Index of 4.66%.

OUTLOOK FOR 2000

As we begin the new millennium, the background for financial markets remains bright, with strong economic growth, low unemployment and rising corporate profits. Even with continued robust growth, the consensus expectation is that inflation should remain subdued, primarily due to higher productivity generated by improved technologies and to global competition, which severely limits the ability of companies to raise their prices. Additionally, the markets continue to look to Chairman Greenspan and the Federal Reserve to maintain their vigilance against excessive growth and inflationary pressures in the economy.

While interest rates may continue to rise during the early part of this year, with at least one more tightening by the Federal Reserve, we believe that continued low inflation will bring long-term interest rates down near the 6% level before year-end.

Corporate earnings growth should exceed 10% again this year, with technology and telecommunications continuing to show the strongest rate of growth. While we believe that there may be the inevitable shakeout in the Internet sector, we also believe that it is essential to maintain an exposure to this new paradigm, though we continue to be prudent as to valuation parameters. We still like the financial services and media areas, both of which should produce solid growth this year. We are also maintaining a decent exposure in healthcare, especially in pharmaceuticals. While election year rhetoric may negatively impact near-term results, we believe that the long-term growth potential of an aging population combined with the dynamic advances in biotechnology make this an exciting area of growth. As always, we continue to seek new investment ideas and are paying particular attention to opportunities in the consumer area.

Respectfully,

/s/ Robert J. Vile
Robert J. Vile, CPA, CFA

Managing Director

Past performance is no guarantee of future results. Share prices will fluctuate and you may have a gain or loss when you redeem shares.

The S&P 500 Index is an unmanaged index and, unlike a mutual fund, its performance assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

TRAINER WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                            DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                              MARKET
SHARES                                                                        VALUE
-------                                                                    ------------
           COMMON STOCK - 101.07%
           COMPUTER SOFTWARE & SERVICES - 18.52%
 76,100    America Online, Inc.*.......................................    $  5,740,794
 55,000    CNET, Inc.*.................................................       3,121,250
 41,000    Inktomi Corp.*..............................................       3,638,750
                                                                           ------------
                                                                             12,500,794
                                                                           ------------
           DIVERSIFIED OPERATIONS - 4.60%
 20,075    General Electric Co. .......................................       3,106,606
                                                                           ------------
           ELECTRONICS/MANUFACTURING - 16.65%
 10,000    BroadCom Corp., Class A*....................................       2,723,750
 30,000    Sanmina Corp.*..............................................       2,996,250
 58,000    Solectron Corp.*............................................       5,517,250
                                                                           ------------
                                                                             11,237,250
                                                                           ------------
           FINANCIAL - 7.54%
 52,762    Citigroup, Inc. ............................................       2,931,589
 34,600    Federal National Mortgage Association.......................       2,160,338
                                                                           ------------
                                                                              5,091,927
                                                                           ------------
           MEDIA/BROADCASTING - 9.63%
 37,175    Clear Channel Communications, Inc.*.........................       3,317,869
 88,000    Infinity Broadcasting Corp., Class A*.......................       3,184,500
                                                                           ------------
                                                                              6,502,369
                                                                           ------------
           MEDICAL - PHARMACEUTICAL - 15.57%
 76,350    Amgen, Inc.*................................................       4,585,772
 24,500    Johnson & Johnson...........................................       2,281,562
 29,100    Merck & Co., Inc. ..........................................       1,951,519
127,400    NeoTherapeutics, Inc.*......................................       1,688,050
                                                                           ------------
                                                                             10,506,903
                                                                           ------------
           TECHNOLOGY & COMPUTERS - 10.85%
 30,100    Cisco Systems, Inc.*........................................       3,224,462
 33,600    Intel Corp. ................................................       2,765,700
 12,350    International Business Machines Corp. ......................       1,333,800
                                                                           ------------
                                                                              7,323,962
                                                                           ------------
           TELECOMMUNICATIONS - 17.71%
 44,200    Lucent Technologies, Inc. ..................................       3,306,713
 52,500    MCI Worldcom, Inc.*.........................................       2,785,781
 37,000    MediaOne Group, Inc.*.......................................       2,842,062
 70,150    Qwest Communications International, Inc.*...................       3,016,450
                                                                           ------------
                                                                             11,951,006
                                                                           ------------
The notes to financial statements are an integral part of these statements.

TRAINER WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                              MARKET
                                                                              VALUE
                                                                           ------------
           TOTAL INVESTMENTS (COST $34,226,898**) - 101.07%............    $ 68,220,817
           OTHER LIABILITIES LESS OTHER ASSETS - (1.07)%...............        (724,832)
                                                                           ------------
           NET ASSETS - 100.00%........................................    $ 67,495,985
                                                                           ============
*  Non-income producing security
** Cost for Federal income tax purposes is $34,226,898 and net unrealized appreciation consists of:
           Gross unrealized appreciation...............................    $ 34,386,223
           Gross unrealized depreciation...............................        (392,304)
                                                                           ------------
           Net unrealized appreciation.................................    $ 33,993,919
                                                                           ============

The notes to financial statements are an integral part of these statements.

TRAINER WORTHAM LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                            DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                            MARKET
SHARES                                                                       VALUE
-------                                                                    ---------
           COMMON STOCK - 99.25%
           COMPUTER SOFTWARE & SERVICES - 20.50%
    125    America Online, Inc.*.......................................    $   9,430
     50    CMGI, Inc.*.................................................       13,844
     50    Doubleclick, Inc.*..........................................       12,653
    100    EMC Corp.*..................................................       10,925
     75    Microsoft Corp.*............................................        8,756
                                                                           ---------
                                                                              55,608
                                                                           ---------
           DIVERSIFIED OPERATIONS - 4.28%
     75    General Electric Co. .......................................       11,606
                                                                           ---------
           ELECTRONICS/MANUFACTURING - 9.40%
     50    BroadCom Corp., Class A*....................................       13,619
    125    Solectron Corp.*............................................       11,891
                                                                           ---------
                                                                              25,510
                                                                           ---------
           FINANCIAL - 9.83%
     50    American International Group, Inc. .........................        5,406
    100    Bank of America Corp. ......................................        5,019
    100    Citigroup, Inc. ............................................        5,556
     75    Morgan Stanley, Dean Witter & Co. ..........................       10,706
                                                                           ---------
                                                                              26,687
                                                                           ---------
           MEDIA/BROADCASTING - 15.90%
    200    AT&T Corp. - Liberty Media Group, Class A*..................       11,350
    100    Clear Channel Communications, Inc.*.........................        8,925
    175    Comcast Corp., Class A*.....................................        8,378
    150    Infinity Broadcasting Corp., Class A*.......................        5,428
    125    Time Warner, Inc. ..........................................        9,055
                                                                           ---------
                                                                              43,136
                                                                           ---------
           MEDICAL - PHARMACEUTICAL - 9.99%
    175    Amgen, Inc.*................................................       10,511
    125    Merck & Co., Inc. ..........................................        8,383
    100    Warner Lambert Co. .........................................        8,194
                                                                           ---------
                                                                              27,088
                                                                           ---------
           TECHNOLOGY & COMPUTERS - 14.73%
    100    Cisco Systems, Inc.*........................................       10,712
    200    Dell Computer Corp.*........................................       10,200
    100    Intel Corp. ................................................        8,231
    100    International Business Machines Corp. ......................       10,800
                                                                           ---------
                                                                              39,943
                                                                           ---------
The notes to financial statements are an integral part of these statements.

TRAINER WORTHAM LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                            MARKET
SHARES                                                                       VALUE
-------                                                                    ---------
           TELECOMMUNICATIONS - 14.62%
    125    Lucent Technologies, Inc. ..................................    $   9,351
    188    MCI Worldcom, Inc.*.........................................        9,949
    125    MediaOne Group, Inc.*.......................................        9,602
    250    Qwest Communications International, Inc.*...................       10,750
                                                                           ---------
                                                                              39,652
                                                                           ---------
           TOTAL COMMON STOCKS (COST $249,762).........................      269,230
                                                                           ---------
           TOTAL INVESTMENTS (COST $249,762**) - 99.25%................      269,230
           OTHER ASSETS LESS OTHER LIABILITIES - 0.75%.................        2,027
                                                                           ---------
           NET ASSETS - 100.00%........................................    $ 271,257
                                                                           =========
*  Non-income producing security
** Cost for Federal income tax purposes is $249,762 and net unrealized appreciation consists of:
           Gross unrealized appreciation...............................    $  23,225
           Gross unrealized depreciation...............................       (3,757)
                                                                           ---------
           Net unrealized appreciation.................................    $  19,468
                                                                           =========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 FIRST      LARGE-CAP
                                                                MUTUAL       GROWTH
                                                              -----------   ---------
ASSETS
  Investments in securities at market value (identified cost
    $34,226,898 and $249,762 respectively) (Note 1).........  $68,220,817   $269,230
  Cash......................................................           --     16,556
  Receivables:
    Dividends and interest..................................       20,400        210
    Capital stock sold......................................      100,120      1,000
  Reimbursement due from Advisor............................           --     14,336
  Other assets..............................................        4,768         --
                                                              -----------   --------
    TOTAL ASSETS............................................   68,346,105    301,332
                                                              -----------   --------
LIABILITIES
  Payables:
    Investment securities purchased.........................      234,039     16,065
    Capital stock redeemed..................................      487,538         --
    Advisory fee............................................       42,508         --
    Distribution fee........................................       14,169         29
    Due to custodian........................................       42,798         --
  Accrued expenses..........................................       29,068     13,981
                                                              -----------   --------
    TOTAL LIABILITIES.......................................      850,120     30,075
                                                              -----------   --------
NET ASSETS
  (applicable to outstanding shares of 3,458,277 and 25,062
    respectively; unlimited shares of $0.001 par value
    authorized).............................................  $67,495,985   $271,257
                                                              ===========   ========
  Net asset value, offering and redemption price per
    share...................................................  $     19.52   $  10.82
                                                              ===========   ========
SOURCE OF NET ASSETS
  Paid-in capital...........................................  $33,227,618   $251,753
  Undistributed net investment income (loss)................     (317,887)        36
  Accumulated net realized gain on investments..............      592,335         --
  Net unrealized appreciation of investments................   33,993,919     19,468
                                                              -----------   --------
    NET ASSETS..............................................  $67,495,985   $271,257
                                                              ===========   ========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 FIRST      LARGE-CAP
                                                                MUTUAL       GROWTH*
                                                              -----------   ---------
INVESTMENT INCOME
  Dividends.................................................  $    99,447    $    21
  Interest..................................................       33,492        189
                                                              -----------    -------
    TOTAL INCOME............................................      132,939        210
                                                              -----------    -------
EXPENSES
  Advisory fees (Note 3)....................................      218,826         87
  Distribution expense (Note 3).............................       72,942         29
  Administrator expense.....................................       39,614      5,313
  Transfer agent fees.......................................       25,902      3,070
  Bookkeeping and pricing...................................       24,213      1,446
  Insurance expense.........................................        6,056         --
  Custodian fees............................................        6,693        721
  Legal expense.............................................        7,766      1,068
  Registration expense......................................       10,070      1,079
  Independent accountants...................................        6,734        534
  Trustees' fees and expenses...............................       12,333        235
  Reports to shareholders...................................        4,204        214
  Other.....................................................       15,473        801
                                                              -----------    -------
    TOTAL EXPENSES..........................................      450,826     14,597
    Expenses waived and reimbursed (Note 3).................           --    (14,423)
                                                              -----------    -------
    NET EXPENSES............................................      450,826        174
                                                              -----------    -------
    NET INVESTMENT GAIN (LOSS)..............................     (317,887)        36
                                                              -----------    -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain/loss from security transactions.........      592,428         --
  Net change in unrealized appreciation of investments......   12,439,984     19,468
                                                              -----------    -------
  Net realized and unrealized gain on investments...........   13,032,412     19,468
                                                              -----------    -------
  Net increase in net assets resulting from operations......  $12,714,525    $19,504
                                                              ===========    =======

------------------------------------------

* Trainer Wortham Large-Cap Growth Fund commenced operations on December 8,
  1999.

The notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FIRST MUTUAL           LARGE-CAP GROWTH
                                               ----------------------------   ----------------
                                                SIX MONTHS                         PERIOD
                                                  ENDED           YEAR             ENDED
                                               DECEMBER 31,       ENDED         DECEMBER 31,
                                                   1999         JUNE 30,            1999
                                               (UNAUDITED)        1999          (UNAUDITED)*
                                               ------------   -------------   ----------------
OPERATIONS
  Net investment income (loss)...............  $  (317,887)    $  (448,570)       $     36
  Net realized gain on investments...........      592,428       3,285,878              --
  Net change in unrealized appreciation of
    investments..............................   12,439,984      13,467,038          19,468
                                               -----------     -----------        --------
  Net increase in net assets resulting from
    operations...............................   12,714,525      16,304,346          19,504
                                               -----------     -----------        --------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from realized gains on
    investments..............................   (2,836,723)     (3,441,613)             --
                                               -----------     -----------        --------
    Total distributions......................   (2,836,723)     (3,441,613)             --
                                               -----------     -----------        --------
CAPITAL SHARE TRANSACTIONS
  Receipt from shares sold...................    7,050,927       3,537,403         252,016
  Receipt from shares issued on reinvestment
    of distributions.........................    2,711,218       3,274,771              --
  Shares redeemed............................   (6,912,483)     (4,116,984)           (263)
                                               -----------     -----------        --------
  Net increase in net assets resulting from
    capital share transactions(a)............    2,849,662       2,695,190         251,753
                                               -----------     -----------        --------
    Total increase in net assets.............   12,727,464      15,557,923         271,257
NET ASSETS
  Beginning of period........................   54,768,521      39,210,598              --
                                               -----------     -----------        --------
  End of period..............................  $67,495,985     $54,768,521        $271,257
                                               ===========     ===========        ========
  (a) Transactions in capital stock were:
      Shares sold............................      389,501         234,602          25,087
      Shares issued on reinvestment of
         distributions.......................      139,258         235,764              --
      Shares redeemed........................     (381,192)       (303,256)            (25)
                                               -----------     -----------        --------
      Net increase...........................      147,567         167,110          25,062
      Beginning balance......................    3,310,710       3,143,600              --
                                               -----------     -----------        --------
      Ending balance.........................    3,458,277       3,310,710          25,062
                                               ===========     ===========        ========

------------------------------------------
* Trainer Wortham Large-Cap Growth Fund commenced operations December 8, 1999.

The notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                       FIRST MUTUAL
                              --------------------------------------------------------------
                               SIX MONTHS
                                 ENDED
                              DECEMBER 31,                YEARS ENDED JUNE 30,
                                  1999       -----------------------------------------------
                              (UNAUDITED)     1999      1998      1997      1996      1995
                              ------------   -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................     $16.54       $12.47    $12.35    $13.81    $10.03     $8.21
                                -------      -------   -------   -------   -------   -------

  INCOME FROM INVESTMENT
----------------------------
    OPERATIONS
-------------
  Net investment loss.......      (0.09)       (0.14)    (0.07)    (0.11)    (0.09)    (0.09)
  Net gains on securities
    (both realized and
    unrealized).............       3.92         5.35      2.72      0.95      4.79      2.10
                                -------      -------   -------   -------   -------   -------
    Total from investment
      operations............       3.83         5.21      2.65      0.84      4.70      2.01
                                -------      -------   -------   -------   -------   -------
  LESS DISTRIBUTIONS
  --------------------
  Dividends from net
    investment income.......         --           --        --        --        --        --
  Distributions from capital
    gains...................      (0.85)       (1.14)    (2.53)    (2.30)    (0.92)    (0.19)
                                -------      -------   -------   -------   -------   -------
    Total distributions.....      (0.85)       (1.14)    (2.53)    (2.30)    (0.92)    (0.19)
                                -------      -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
  PERIOD....................     $19.52       $16.54    $12.47    $12.35    $13.81    $10.03
                                =======      =======   =======   =======   =======   =======
TOTAL RETURN................     23.16%+      43.53%    25.40%     7.67%    49.12%    25.04%
RATIOS/SUPPLEMENTAL DATA
----------------------------
  Net assets, end of period
    (in 000's)..............    $67,496      $54,769   $39,211   $33,649   $32,147   $20,281
  Ratio of expenses to
    average net assets......      1.53%*       1.64%     1.66%     1.87%     1.74%     2.16%
  Ratio of net investment
    loss to average net
    assets..................     (1.08%)*     (1.02%)   (0.56%)   (0.96%)   (0.82%)   (0.77%)
  Portfolio turnover rate...         4%+         56%       81%      109%      107%      198%

------------------------------------------
* Annualized.
+ Not annualized.

The notes to financial statements are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share of capital stock outstanding throughout the period presented.

                                                              LARGE-CAP GROWTH(1)
                                                              -------------------
                                                                    PERIOD
                                                                     ENDED
                                                                 DECEMBER 31,
                                                                     1999
                                                                  (UNAUDITED)
                                                              -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................          $10.00
                                                                   ---------
  INCOME FROM INVESTMENT OPERATIONS
  -----------------------------------------
  Net investment income.....................................            0.00(a)
  Net gains on securities (both realized and unrealized)....            0.82
                                                                   ---------
    Total from investment operations........................            0.82
                                                                   ---------
NET ASSET VALUE, END OF PERIOD..............................          $10.82
                                                                   =========
TOTAL RETURN................................................           8.20%+
RATIOS/SUPPLEMENTAL DATA
----------------------------
  Net assets, end of period (in 000's)......................            $271
  Ratio of expenses to average net assets
    before reimbursement of expenses by Advisor.............         125.74%*
    after reimbursement of expenses by Advisor..............           1.50%*
  Ratio of net investment income (loss) to average net
    assets
    before reimbursement of expenses by Advisor.............        (123.93%)*
    after reimbursement of expenses by Advisor..............           0.31%*
  Portfolio turnover rate...................................              0%

------------------------------------------
(1)    The Large-Cap Growth Fund commenced operations on December 8, 1999.
*   Annualized.
+   Since inception, not annualized.
(a) Rounds to less than $0.01.

The notes to financial statements are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                      DECEMBER 31, 1999
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Trainer Wortham Funds (the "Trust") is an open-end investment management company which currently offers shares of four series: Trainer Wortham First Mutual Fund ("First Mutual Fund"); Trainer Wortham Large-Cap Growth Fund ("Large-Cap Growth Fund"); Trainer Wortham Total Return Bond Fund ("Total Return Bond Fund"); and Trainer Wortham California Intermediate Tax-Free Fund ("California Intermediate Tax-Free Fund"). Each Fund has distinct investment objectives and policies. This Semi-annual Report relates to the First Mutual Fund and the Large-Cap Growth Fund. Information on the Total Return Bond Fund and the California Intermediate Tax-Free Fund is provided in a separate report.

The First Mutual Fund seeks capital appreciation principally through investments in common stock. The Fund may also invest in securities convertible into common stock such as convertible bonds or preferred stock. Its secondary investment objective is to seek income from dividends and interest.

The Large-Cap Growth Fund seeks capital appreciation. The Fund invests primarily in equity securities of large capitalization companies that the Advisor believes have above average growth rates.

Due to the inherent risk in any investment program, the Funds can not ensure that their investment objectives will be realized. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees.

B. OTHER. As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to different treatments for net operating losses and post-October capital losses.

C. NET ASSET VALUE PER SHARE. Net asset value per share of the capital stock of a Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                      DECEMBER 31, 1999
--------------------------------------------------------------------------------

of its net assets by the number of Fund shares outstanding. The offering price and redemption price per share is the same as the net asset value per share.

D. FEDERAL INCOME TAXES. It is the policy of each Fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, if such qualification is in the best interest of its stockholders, and to make distributions of net investment income and capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, for the six-month period ended December 31, 1999 are as follows:

                                                              PURCHASES       SALES
                                                              ----------    ----------
First Mutual Fund...........................................  $5,615,381    $2,336,520
Large-Cap Growth Fund.......................................  $  249,762            --

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Trainer Wortham & Co., Inc. (the "Advisor") is the investment advisor for the Trust pursuant to four separate investment advisory agreements (the "Agreements"). Under the terms of each Agreement, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.75% of the average daily net assets of the First Mutual Fund and the Large-Cap Growth Fund. During the six months ended December 31, 1999, the Trust paid the Advisor $218,826 in Advisory fees on behalf of First Mutual Fund and $87 on behalf of Large-Cap Growth Fund. For the period December 8, 1999 (commencement of operations) through its current fiscal year, June 30, 2000, the Advisor has voluntarily elected to waive advisory fees and reimburse other operating expenses to the extent necessary to cause total operating expenses not to exceed 1.50% for the Large-Cap Growth Fund. For the period ended December 31, 1999, the Advisor waived and reimbursed expenses amounting to $14,423 for the Large-Cap Growth Fund.

The Trust has adopted a Distribution Plan (the "Plan" or "Plans"), with respect to First Mutual Fund and Large-Cap Growth Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Trust will reimburse Provident Distributors, Inc. (the "Distributor"), the Trust's sole Underwriter and Distributor as of December 1, 1999, for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the average daily net assets of First Mutual Fund and Large-Cap Growth

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                      DECEMBER 31, 1999
--------------------------------------------------------------------------------

Fund. During the six months ended December 31, 1999, the Trust reimbursed the Distributor $72,942 and $29 on behalf of First Mutual Fund and Large-Cap Growth Fund, respectively, for distribution costs incurred. Distribution costs incurred by First Mutual Fund and Large-Cap Growth Fund include $72,942 and $29, respectively, retained by Provident Distributors, Inc. as compensation for their distribution services.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                      DECEMBER 31, 1999
--------------------------------------------------------------------------------

Certain officers and trustees of the Trust are affiliated persons of the Advisor.

                             TRAINER WORTHAM FUNDS
                          845 THIRD AVENUE, 6TH FLOOR
                               NEW YORK, NY 10022

OFFICERS                                       AUDITORS
David P. Como                                  Briggs, Bunting & Dougherty, LLP
President                                      Two Logan Square, Suite 2121
                                               Philadelphia, PA 19103
John D. Knox
Vice President
                                               CUSTODIAN
Robert Vile                                    UMB Bank KC, NA
Vice President                                 P.O. Box 412797
                                               Kansas City, MO 64141
Brian J. O'Neill
Treasurer
                                               FUND ADMINISTRATION
Kelly O'Neill                                  PFPC Inc.
Secretary                                      3200 Horizon Drive
                                               King of Prussia, PA 19406
INVESTMENT ADVISOR
Trainer Wortham & Co., Inc.
845 Third Avenue, 6th Floor
New York, NY 10022

Distributed by Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428 -- DFU 2/00

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus which includes details regarding the Trust's objectives, policies, expenses and other information.

     TRUSTEES:

     Robert H. Breslin, Jr.
     David P. Como
     Raymond Eisenberg
     Todd L. Eisenberg
     David Elias
     Robert S. Lazar
     Martin S. Levine
     Timothy J. O'Hara
     James F. Twaddell

     OFFICERS:

     David P. Como
     President

     John D. Knox
     Vice President

     Robert Vile
     Vice President

     Brian J. O'Neill
     Treasurer

     Kelly O'Neill
     Secretary

     For more complete information including
     charges and expenses, you may request
     a prospectus by calling:

                                  888.257.4450

                             [TRAINER WORTHAM LOGO]

              845 Third Avenue/6th Floor, New York, New York 10022
           888.257.4450 - Fax: 415.288.1401 - www.trainerwortham.com

                         [TRAINER, WORTHAM FUNDS LOGO]

                              [SEMI ANNUAL REPORT]
                               DECEMBER 31, 1999

                              [FIRST MUTUAL FUND]
                             LARGE-CAP GROWTH FUND

                                  888.257.4450